                                                                    Exhibit 10.1



        THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.



                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIASAT, INC.

                                  12,500 SHARES
                             (subject to adjustment)

                            VOID AFTER APRIL 25, 2002

                This Warrant is issued to SCIENTIFIC--ATLANTA, INC., a Georgia corporation ("Purchaser") by VIASAT, INC., a Delaware corporation (the "Company"), on April 25, 2000 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Asset Purchase Agreement dated as of January 18, 2000 between Purchaser and the Company (the "Purchase Agreement") in connection with the transactions contemplated by the Purchase Agreement.

        1. Purchase Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, Purchaser is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company TWELVE THOUSAND FIVE HUNDRED (12,500) fully paid and nonassessable shares of common stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

        2. Exercise Price. The purchase price for the Shares shall be equal to $52.50 per share, as adjusted from time to time pursuant to Section 7 hereof (the "Exercise Price").

        3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. (PST) on April 25, 2002.

        4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, Purchaser may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

                (b) the payment in cash or by certified or official bank check payable to the order of the Company in an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        5. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days after the delivery of the items referenced in Section 4 above.

        6. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

                (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then appropriate provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder hereof, so that such holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the holder hereof immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder hereof so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price hereunder, provided the aggregate Exercise Price shall remain the same.

        8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        9. No Stockholder Rights. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

        10. Transfers of Warrant. This Warrant and all rights hereunder may not be sold or transferred by Purchaser either in whole or in part; provided however, that subject to compliance with applicable federal and state securities laws, and upon ten (10) business days prior written notice to the Company, Purchaser may transfer this Warrant in whole (i) to a wholly-owned subsidiary of Purchaser, (ii) to an entity or corporation that acquires all or substantially all of the assets of Purchaser, or (iii) to the surviving corporation of a merger or consolidation of Purchaser. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

        11. Compliance with the Securities Act; Disposition of Warrant or
Shares.

                (a) Compliance with Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any such Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. The certificates representing the Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

                "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL

        AUTHORITY, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 11 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

        Said legend shall be removed by the Company, upon the request of a holder thereof, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, Purchaser specifically represents to the Company by acceptance of this Warrant as follows:

                        (1) Purchaser is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. Purchaser is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                        (2) Purchaser understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                        (3) Purchaser further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. Purchaser is aware of the provisions of Rule 144, promulgated under the Act.

                        (4) Purchaser is an "accredited investor" within the meaning of Rule 501 promulgated under the Act.

                (b) Application to Transfers. Each certificate representing the Shares transferred by a holder hereof shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless such holder provides an opinion of counsel, reasonably acceptable to the Company, that such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                (c) Restriction on Transfer of Shares. Purchaser agrees, for a period of eighteen (18) months after any Shares have been issued upon exercise of this Warrant, not to sell, offer for sale, distribute or otherwise transfer any of such Shares without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion.

        12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and Purchaser and their respective successors and assigns.

        13. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile, (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing). Notices to the holder hereof shall be sent to the address of such holder on the books of the Company (or at such other place as such holder shall notify the Company hereof in writing).

        14. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

        15. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

        16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

        17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.


                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            COMPANY

                                            VIASAT, INC.



                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------



                                            PURCHASER

                                            SCIENTIFIC-ATLANTA, INC.



                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                               NOTICE OF EXERCISE

To: VIASAT, INC.

        The undersigned hereby elects to purchase 12,500 shares of Common Stock of ViaSat, Inc. pursuant to the terms of the attached Warrant and payment of the Exercise Price per share of $_____ required under such Warrant accompanying this notice.

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                            WARRANTHOLDER:

                                            ------------------------------------


                                            By:
                                               ---------------------------------

                                            Address:
                                                    ----------------------------

                                            ------------------------------------

Date:
     ------------------------------

        THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.



                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIASAT, INC.

                                  12,500 SHARES
                             (subject to adjustment)

                            VOID AFTER APRIL 25, 2002

        This Warrant is issued to SCIENTIFIC--ATLANTA, INC., a Georgia corporation ("Purchaser") by VIASAT, INC., a Delaware corporation (the "Company"), on April 25, 2000 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Asset Purchase Agreement dated as of January 18, 2000 between Purchaser and the Company (the "Purchase Agreement") in connection with the transactions contemplated by the Purchase Agreement.

        1. Purchase Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, Purchaser is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company TWELVE THOUSAND FIVE HUNDRED (12,500) fully paid and nonassessable shares of common stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

        2. Exercise Price. The purchase price for the Shares shall be equal to $62.50 per share, as adjusted from time to time pursuant to Section 7 hereof (the "Exercise Price").

        3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. (PST) on April 25, 2002.

        4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, Purchaser may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

                (b) the payment in cash or by certified or official bank check payable to the order of the Company in an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        5. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days after the delivery of the items referenced in Section 4 above.

        6. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

                (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then appropriate provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder hereof, so that such holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the holder hereof immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder hereof so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price hereunder, provided the aggregate Exercise Price shall remain the same.

        8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        9. No Stockholder Rights. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

        10. Transfers of Warrant. This Warrant and all rights hereunder may not be sold or transferred by Purchaser either in whole or in part; provided however, that subject to compliance with applicable federal and state securities laws, and upon ten (10) business days prior written notice to the Company, Purchaser may transfer this Warrant in whole (i) to a wholly-owned subsidiary of Purchaser, (ii) to an entity or corporation that acquires all or substantially all of the assets of Purchaser, or (iii) to the surviving corporation of a merger or consolidation of Purchaser. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

        11. Compliance with the Securities Act; Disposition of Warrant or
Shares.

                (a) Compliance with Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any such Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. The certificates representing the Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

        "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF
        SECTION 11 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

        Said legend shall be removed by the Company, upon the request of a holder thereof, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, Purchaser specifically represents to the Company by acceptance of this Warrant as follows:

                        (1) Purchaser is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. Purchaser is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                        (2) Purchaser understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                        (3) Purchaser further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. Purchaser is aware of the provisions of Rule 144, promulgated under the Act.

                        (4) Purchaser is an "accredited investor" within the meaning of Rule 501 promulgated under the Act.

                (b) Application to Transfers. Each certificate representing the Shares transferred by a holder hereof shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless such holder provides an opinion of counsel, reasonably acceptable to the Company, that such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                (c) Restriction on Transfer of Shares. Purchaser agrees, for a period of eighteen (18) months after any Shares have been issued upon exercise of this Warrant, not to sell, offer for sale, distribute or otherwise transfer any of such Shares without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion.

        12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and Purchaser and their respective successors and assigns.

        13. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile, (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing). Notices to the holder hereof shall be sent to the address of such holder on the books of the Company (or at such other place as such holder shall notify the Company hereof in writing).

        14. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

        15. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

        16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

        17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.


                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            COMPANY

                                            VIASAT, INC.



                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------




                                            PURCHASER

                                            SCIENTIFIC-ATLANTA, INC.



                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                               NOTICE OF EXERCISE

To: VIASAT, INC.

        The undersigned hereby elects to purchase 12,500 shares of Common Stock of ViaSat, Inc. pursuant to the terms of the attached Warrant and payment of the Exercise Price per share of $_____ required under such Warrant accompanying this notice.

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                            WARRANTHOLDER:

                                            ------------------------------------


                                            By:
                                               ---------------------------------

                                            Address:
                                                    ----------------------------

                                            ------------------------------------

Date:
     ------------------------------

        THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.



                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIASAT, INC.

                                  12,500 SHARES
                             (subject to adjustment)

                            VOID AFTER APRIL 25, 2002

        This Warrant is issued to SCIENTIFIC--ATLANTA, INC., a Georgia corporation ("Purchaser") by VIASAT, INC., a Delaware corporation (the "Company"), on April 25, 2000 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Asset Purchase Agreement dated as of January 18, 2000 between Purchaser and the Company (the "Purchase Agreement") in connection with the transactions contemplated by the Purchase Agreement.

        1. Purchase Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, Purchaser is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company TWELVE THOUSAND FIVE HUNDRED (12,500) fully paid and nonassessable shares of common stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

        2. Exercise Price. The purchase price for the Shares shall be equal to $72.50 per share, as adjusted from time to time pursuant to Section 7 hereof (the "Exercise Price").

        3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. (PST) on April 25, 2002.

        4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, Purchaser may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

                (b) the payment in cash or by certified or official bank check payable to the order of the Company in an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        5. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days after the delivery of the items referenced in Section 4 above.

        6. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

                (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then appropriate provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder hereof, so that such holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the holder hereof immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder hereof so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price hereunder, provided the aggregate Exercise Price shall remain the same.

        8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        9. No Stockholder Rights. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

        10. Transfers of Warrant. This Warrant and all rights hereunder may not be sold or transferred by Purchaser either in whole or in part; provided however, that subject to compliance with applicable federal and state securities laws, and upon ten (10) business days prior written notice to the Company, Purchaser may transfer this Warrant in whole (i) to a wholly-owned subsidiary of Purchaser, (ii) to an entity or corporation that acquires all or substantially all of the assets of Purchaser, or (iii) to the surviving corporation of a merger or consolidation of Purchaser. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

        11. Compliance with the Securities Act; Disposition of Warrant or
Shares.

                (a) Compliance with Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any such Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. The certificates representing the Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

        "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF
        SECTION 11 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

        Said legend shall be removed by the Company, upon the request of a holder thereof, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, Purchaser specifically represents to the Company by acceptance of this Warrant as follows:

                        (1) Purchaser is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. Purchaser is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                        (2) Purchaser understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                        (3) Purchaser further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. Purchaser is aware of the provisions of Rule 144, promulgated under the Act.

                        (4) Purchaser is an "accredited investor" within the meaning of Rule 501 promulgated under the Act.

                (b) Application to Transfers. Each certificate representing the Shares transferred by a holder hereof shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless such holder provides an opinion of counsel, reasonably acceptable to the Company, that such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                (c) Restriction on Transfer of Shares. Purchaser agrees, for a period of eighteen (18) months after any Shares have been issued upon exercise of this Warrant, not to sell, offer for sale, distribute or otherwise transfer any of such Shares without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion.

        12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and Purchaser and their respective successors and assigns.

        13. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile, (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing). Notices to the holder hereof shall be sent to the address of such holder on the books of the Company (or at such other place as such holder shall notify the Company hereof in writing).

        14. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

        15. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

        16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

        17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.


                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            COMPANY

                                            VIASAT, INC.



                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------




                                            PURCHASER

                                            SCIENTIFIC-ATLANTA, INC.



                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                               NOTICE OF EXERCISE

To: VIASAT, INC.

        The undersigned hereby elects to purchase 12,500 shares of Common Stock of ViaSat, Inc. pursuant to the terms of the attached Warrant and payment of the Exercise Price per share of $_____ required under such Warrant accompanying this notice.

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                            WARRANTHOLDER:

                                            ------------------------------------


                                            By:
                                               ---------------------------------

                                            Address:
                                                    ----------------------------

                                            ------------------------------------

Date:
     ------------------------------

        THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.



                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                  VIASAT, INC.

                                  12,500 SHARES
                             (subject to adjustment)

                            VOID AFTER APRIL 25, 2002

        This Warrant is issued to SCIENTIFIC--ATLANTA, INC., a Georgia corporation ("Purchaser") by VIASAT, INC., a Delaware corporation (the "Company"), on April 25, 2000 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Asset Purchase Agreement dated as of January 18, 2000 between Purchaser and the Company (the "Purchase Agreement") in connection with the transactions contemplated by the Purchase Agreement.

        1. Purchase Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, Purchaser is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company TWELVE THOUSAND FIVE HUNDRED (12,500) fully paid and nonassessable shares of common stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

        2. Exercise Price. The purchase price for the Shares shall be equal to $82.50 per share, as adjusted from time to time pursuant to Section 7 hereof (the "Exercise Price").

        3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. (PST) on April 25, 2002.

        4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, Purchaser may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

                (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

                (b) the payment in cash or by certified or official bank check payable to the order of the Company in an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

        5. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days after the delivery of the items referenced in Section 4 above.

        6. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        7. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

                (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate Exercise Price for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then appropriate provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder hereof, so that such holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the holder hereof immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder hereof so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price hereunder, provided the aggregate Exercise Price shall remain the same.

        8. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

        9. No Stockholder Rights. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

        10. Transfers of Warrant. This Warrant and all rights hereunder may not be sold or transferred by Purchaser either in whole or in part; provided however, that subject to compliance with applicable federal and state securities laws, and upon ten (10) business days prior written notice to the Company, Purchaser may transfer this Warrant in whole (i) to a wholly-owned subsidiary of Purchaser, (ii) to an entity or corporation that acquires all or substantially all of the assets of Purchaser, or (iii) to the surviving corporation of a merger or consolidation of Purchaser. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

        11. Compliance with the Securities Act; Disposition of Warrant or
Shares.

                (a) Compliance with Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any such Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. The certificates representing the Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

        "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF
        SECTION 11 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

        Said legend shall be removed by the Company, upon the request of a holder thereof, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, Purchaser specifically represents to the Company by acceptance of this Warrant as follows:

                        (1) Purchaser is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. Purchaser is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                        (2) Purchaser understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                        (3) Purchaser further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. Purchaser is aware of the provisions of Rule 144, promulgated under the Act.

                        (4) Purchaser is an "accredited investor" within the meaning of Rule 501 promulgated under the Act.

                (b) Application to Transfers. Each certificate representing the Shares transferred by a holder hereof shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless such holder provides an opinion of counsel, reasonably acceptable to the Company, that such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                (c) Restriction on Transfer of Shares. Purchaser agrees, for a period of eighteen (18) months after any Shares have been issued upon exercise of this Warrant, not to sell, offer for sale, distribute or otherwise transfer any of such Shares without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion.

        12. Successors and Assigns. The terms and provisions of this Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and Purchaser and their respective successors and assigns.

        13. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile, (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing). Notices to the holder hereof shall be sent to the address of such holder on the books of the Company (or at such other place as such holder shall notify the Company hereof in writing).

        14. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

        15. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

        16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

        17. Governing Law. This Warrant shall be governed by the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.


                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            COMPANY

                                            VIASAT, INC.



                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------




                                            PURCHASER

                                            SCIENTIFIC-ATLANTA, INC.



                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                               NOTICE OF EXERCISE

To: VIASAT, INC.

        The undersigned hereby elects to purchase 12,500 shares of Common Stock of ViaSat, Inc. pursuant to the terms of the attached Warrant and payment of the Exercise Price per share of $_____ required under such Warrant accompanying this notice.

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.


                                            WARRANTHOLDER:

                                            ------------------------------------


                                            By:
                                               ---------------------------------

                                            Address:
                                                    ----------------------------

                                            ------------------------------------

Date:
     ------------------------------